EXHIBIT D – FORM OF COMMON STOCK PURCHASE WARRANT

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, (2) THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR A BONA FIDE PLEDGE OR CUSTODIAL ARRANGEMENT WITH RESPECT TO SUCH SECURITIES OR (3) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY IS DELIVERED STATING THAT SUCH REGISTRATION IS NOT REQUIRED.

Warrant No. 1     Up to [_________] shares of

     Common Stock, subject to adjustment

Warrant

Fusion Telecommunications International, Inc.

Fusion Telecommunications International, Inc. (the "Company" or the "Issuer"), a Delaware corporation, for value received, hereby certifies that _____, or its registered permitted assigns, is the registered holder (the "Holder") of rights to purchase from the Issuer up to [___________(_____)]1 (the "Warrant Number") duly authorized, validly issued, fully paid and non-assessable shares of common stock, par value $0.01 per share (the "Common Stock"), of the Issuer at a price per share equal to the Warrant Price (as defined herein), subject to the terms, conditions and adjustments set forth below in this warrant (this "Warrant").Table of Contents

1.     Warrant.                                        3
2.     Reservation of Shares.                   4
3.     Transfer and Assignment.               4
4.     Taxes.                                           4
5.     Adjustments.                                 4
6.     Business Combinations                  5
7.     Lost or Stolen Warrant.                 6
8.     Agent.                                           6
9.     Notice.                                          6
10.   Miscellaneous.                               6

1.     Warrant.

The Warrant represented hereby has been issued pursuant to the Subscription and Rights Agreement dated [INSERT INFORMATION HERE] (the “Subscription Agreement”), and is subject to the terms and conditions thereof. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Subscription Agreement.

 1

1.1      Warrant Number and Price; Warrant Term.

(a)      Warrant Number and Price. Subject to the provisions of this Warrant:

(i)      this Warrant entitles the Holder to purchase at any time during the Warrant Term for the Warrant Price up to the Warrant Number of shares of Common Stock, subject to adjustment as set forth herein;

(ii)	The "Warrant Price" shall be a price per share equal to [INSERT INFORMATION HERE]% of the purchase price of the Common Stock purchased2.

(b)      Warrant Term.

The "Warrant Term" shall mean from and after the Closing Date (herein defined) until sixty months thereafter3

1.2      Manner of Exercise.

(a)     The Warrant may be exercised by the Holder, in whole or in part, from time to time during the Warrant Term, by presentation and surrender hereof to the Issuer at its principal office with of a notice in substantially the form attached to this Warrant as Exhibit 1 duly executed by such Holder (a "Warrant Notice") and accompanied by payment of the Warrant Price for the number of shares of Common Stock specified in such form. Any such exercise shall be irrevocable. As soon as practicable after each such exercise of this Warrant, but not later than five (5) Business Days from the receipt the Warrant Notice, the Issuer shall issue and deliver to the Holder a certificate or certificates for the shares of Common Stock issuable upon such exercise, registered in the name of the Holder or its designee.

2.     Reservation of Shares.

For so long as this Warrant has not been exercised in full, the Issuer shall, at all times prior to the end of the Warrant Term, reserve and keep available free from any pre-emptive rights that would reduce the number of shares issuable to the Holder under this Warrant , out of its authorized but unissued capital stock, the number of shares of Common Stock available for exercise hereunder. In the event the number of Common Shares plus all other shares of Common Stock outstanding and otherwise reserved for issuance exceeds the total authorized number of shares of Common Stock, the Issuer shall promptly take all actions necessary to increase the authorized number of shares of Common Stock, including causing its board of directors to call a special meeting of stockholders and recommend such increase.

3.     Transfer and Assignment.

By accepting delivery of this Warrant, the Holder covenants and agrees with the Issuer not to exercise the Warrant or transfer the Warrant or the Common Shares represented hereby except in compliance with the terms of this Warrant. By accepting delivery of this Warrant, the Holder further covenants and agrees with the Issuer that the Warrant may not be sold or assigned, in whole or in part, unless such sale or assignment complies with applicable federal and state securities laws and the terms of this Warrant. As condition precedent to any transfer, the Holder shall provide the Issuer with an opinion of counsel in such form as the Issuer may reasonably require. If a portion of the Warrant evidenced hereby is transferred in compliance with the terms of this Warrant, all rights of the Holder hereunder may be exercised by the transferee provided that any Holder of the Warrant may deliver a Warrant Notice only with respect to such Holder's portion of the Warrant.

4.     Taxes.

The Issuer will pay all documentary stamp taxes (if any) attributable to the issuance of Common Stock upon the exercise of the Warrant by the Holder; provided, however, that the Issuer shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the registration of the Warrant or any certificates for Common Shares in a name other than that of the Holder of the Warrant surrendered upon the exercise of the Warrant, and the Issuer shall not be required to issue or deliver a Warrant evidencing rights thereunder or certificates for Common Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Issuer the amount of such tax or shall have established to the reasonable satisfaction of the Issuer that such tax has been paid.

5.     Adjustments.

The number of share of Common Stock issuable upon exercise of the Warrant is subject to adjustment for stock splits, re-combinations, stock dividends and the like, as may be determined in good faith by the Company’s Board of Directors.

6.     Business Combinations.

In case the Issuer on or after the date hereof is party to any (a) acquisition of the Issuer by means of merger or other form of corporate reorganization in which outstanding shares of the Issuer are exchanged for securities or other consideration issued, or caused to be issued, by the Acquiring Person, herein defined, or its Parent, herein defined, Subsidiary, herein defined, or affiliate, (b) a sale of all or substantially all of the assets of the Issuer (on a consolidated basis) in a single transaction or series of related transactions, (c) any other transaction or series of related transactions by the Issuer or relating to the Common Stock (including without limitation, any stock purchase or tender or exchange offer) in which the power to cast the majority of the eligible votes at a meeting of the Issuer's stockholders at which directors are elected is transferred to a single entity or group acting in concert, or (d) a capital reorganization or reclassification of the Common Stock or other securities (other than a reorganization or reclassification in which the Common Stock or other securities are not converted into or exchanged for cash or other property, and, immediately after consummation of such transaction, the stockholders of the Issuer immediately prior to such transaction own the Common Stock, other securities or other voting stock of the Issuer in substantially the same proportions relative to each other as such stockholders owned immediately prior to such transaction), then, and in the case of each such transaction (each of which is referred to herein as "Change in Control"), proper provision shall be made so that, at the option of the Acquiring Person and upon fifteen days’ notice to the Issuer and the Holder prior to the consummation of the Change of Control, either (i) the Acquiring Person expressly agrees to assume all of the Issuer’s obligations under the Warrant or (ii) the Holder has fifteen (15) days in which to exercise its rights under the Warrant. If Holder does not exercise its rights during such fifteen (15) day period, all rights under the Warrant shall terminate and the Warrant shall be of no further force and effect. The Issuer, to the extent feasible, shall provide the Holder with thirty (30) days’ notice of the consummation of any Change of Control. Subject to the foregoing, on or before the closing date under the agreement entered into with an Acquiring Person resulting in a Change in Control, the Issuer, if applicable, shall deliver to the Holder written notice that the Acquiring Person has assumed such obligations. "Acquiring Person" means, in connection with any Change in Control, (i) the continuing or surviving corporation of a consolidation or merger with the Issuer (if other than the Issuer), (ii) the transferee of all or substantially all of the properties or assets of the Issuer, (iii) the corporation consolidating with or merging into the Issuer in a consolidation or merger in connection with which the Common Stock is changed into or exchanged for stock or other securities of any other Person or cash or any other property, (iv) the entity or group (other than Holder or any of its affiliates) acting in concert acquiring or possessing the power to cast the majority of the eligible votes at a meeting of the Issuer 's stockholders at which directors are elected, or, (v) in the case of a capital reorganization or reclassification, the Issuer, or (vi) at the Holder's election, any Person that (A) controls the Acquiring Person directly or indirectly through one or more intermediaries, (B) is required to include the Acquiring Person in the consolidated financial statements contained in such Parent's Annual Report on Form 10-K (if such Person is required to file such a report) or would be required to so include the Acquiring Person in such Person's consolidated financial statements if they were prepared in accordance with U.S. GAAP and (C) is not itself included in the consolidated financial statements of any other Person (other than its consolidated subsidiaries). "Parent" shall mean any corporation (other than the Acquiring Person) in an unbroken chain of corporations ending with the Acquiring Person, provided each corporation in the unbroken chain (other than the Acquiring Person) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. "Subsidiary" shall mean any corporation at least 50% of whose outstanding voting stock shall at the time be owned directly or indirectly by the Acquiring Person or by one or more Subsidiaries.

7.     Lost or Stolen Warrant.

In case this Warrant shall be mutilated, lost, stolen or destroyed, the Issuer may in its discretion issue in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor, but only upon receipt of evidence reasonably satisfactory to the Issuer of such loss, theft or destruction of such Warrant . Applicants for a substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Issuer may prescribe.

8.     Agent.

The Issuer (and any successor) shall at all times maintain a register of the holders of the Warrant.

9.     Notice.

All notices and other communications from the Issuer to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, or overnight courier, at such address as may have been furnished to the Issuer or the Holder, as the case may be, in writing by the Issuer or such Holder from time to time.

10.     Miscellaneous.

10.1      This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligation Law) , and the Issuer hereby submits to the non-exclusive jurisdiction of any state or federal court in the Southern District of New York and any court hearing any appeal therefrom, over any suit, action or proceeding against it arising out of or based upon this Warrant (a "Related Proceeding"). The Issuer hereby waives any objection to any Related Proceeding in such courts whether on the grounds of venue, residence or domicile or on the ground that the Related Proceeding has been brought in an inconvenient forum.

10.2      Any and all remedies set forth in this Warrant: (i) shall be in addition to any and all other remedies the Holder or the Issuer may have at law or in equity, (ii) shall be cumulative, and (iii) may be pursued successively or concurrently as each of Holder and the Issuer may elect. The exercise of any remedy by the Holder or the Issuer shall not be deemed an election of remedies or preclude the Holder or the Issuer, respectively, from exercising any other remedies in the future.

10.3   For purposes of this Warrant, except as otherwise expressly provided or unless the context otherwise requires: (i) the terms defined in this Warrant have the meanings assigned to them in this Warrant and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender and neuter gender of such term; (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with U.S. GAAP; (iii) references herein to "Articles", "Sections", "Subsections", "Paragraphs" and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Warrant, unless the context shall otherwise require; (iv) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions; (v)  the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; (vi) the term "include" or "including" shall mean without limitation; (vii) any agreement, instrument or statute defined or referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statues and references to all attachments thereto and instruments incorporated therein; and (viii) references to a Person are also to its permitted successors and assigns and, in the case of an individual, to his or her heirs and estate, as applicable.

10.4     If any term or other provision of this Warrant is invalid, illegal or incapable of being enforced by any rule of law or public policy all other conditions and provisions of this Warrant shall nevertheless remain in full force and effect. If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof is invalid, void or unenforceable, the undersigned agrees that the court making such determination shall have the power to reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Issuer shall negotiate in good faith to modify this Warrant so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

10.5     All dollar ($) amounts set forth herein refer to United States dollars. All payments hereunder and thereunder will be made in lawful currency of the United States of America

10.6     The Issuer may not assign its obligations under this Warrant other than by operation of law or in connection with a merger or sale of all or substantially all of the Issuer's assets or stock or a Change in Control of the Issuer. Subject to the terms hereof, Holder may assign, pledge, hypothecate or transfer any of the rights and associated obligations contemplated by this Warrant, in whole or in part, at its sole discretion (including, but not limited to, assignments, pledges, hypothecations and transfers in connection with hedging transactions with respect to this Warrant).

10.7     The Issuer has agreed to register the shares of Common Stock issuable upon exercise of this Warrant to the extent set forth in the Subscription Agreement. The Issuer will not be obligated to deliver any Registrable Securities, and there are no contractual penalties for failure to deliver any such securities, if a registration statement is not effective at the time of exercise
10.8       The failure or inability of the Issuer to maintain the effectiveness of such registration statement shall not in any way prevent the expiration of this Warrant at the end of the Warrant Term.

Notwithstanding anything herein to the contrary, if a Holder upon any Warrant exercise does not consent to accept unregistered Common Stock in lieu of Registered Common Stock, then such Holder’s Warrant Notice shall be deemed, without any further action, to have been withdrawn. Moreover, in no event is the Issuer obligated to settle any Warrant exercise, in whole or in part, for cash.

This Warrant shall not be valid unless signed by the Issuer.

[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, the Issuer has caused this Warrant to be signed by its duly authorized officer.

Dated: [INSERT INFORMATION HERE]

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By: ______________________
Name: [INSERT INFORMATION HERE]
Title: [INSERT INFORMATION HERE]

Exhibit 1

[FORM OF WARRANT NOTICE]

(To Be Executed Upon Exercise Of Warrant)

[DATE]

Fusion Telecommunications International, Inc.
420 Lexington Avenue, Suite 1718
New York, New York 10170
Attention:          [____________]

Re:     Exercise of Warrant

Ladies and Gentlemen:

The undersigned is the registered holder of a warrant (the "Warrant") evidencing certain rights to purchase shares of Fusion Telecommunications International, Inc. (the "Issuer") and hereby elects to exercise the Warrant to purchase ______ shares of Common Stock (as defined in the Warrant) and hereby delivers via wire transfer of immediately available United States funds $____________ in exchange for such shares of Common Stock, all in accordance with the terms of such Warrant.

In accordance with the terms of the attached Warrant, the undersigned requests that certificates for such shares be registered in the name of and delivered to the undersigned at the following address:

[TO BE ADDED]

[If the number of shares of Common Stock specified above is less than the total number of shares of Common Stock remaining under the Warrant, insert the following -- The undersigned requests that a new Warrant substantially identical to the attached Warrant be issued to the undersigned evidencing rights to exercise additional Warrants equal to the number of shares of Common Stock called for on the face of the current Warrant, as adjusted, minus the gross number of shares of Common Stock delivered to the undersigned in accordance with this Notice.]

HOLDER

By:____________________________________                         Name:

Title:

By:____________________________________                         Name:

Title:

1    Insert [INSERT INFORMATION HERE]% of the number of shares of Common Stock issued to the holder

2    [INSERT INFORMATION HERE]% of price of Issuer’s Common Stock determined at the closing date under the Subscription Agreement (the “ Closing Date”), as adjusted pursuant to this Warrant.

3    Date is 60th monthly anniversary of Closing Date.